Exhibit 99.2

1 | October 31, 2018 | © 2018 Curtiss-Wright   3Q 2018 Earnings Conference Call   October 31, 2018   NYSE: CW

2 | October 31, 2018 | © 2018 Curtiss-Wright Safe Harbor Statement Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

3 | October 31, 2018 | © 2018 Curtiss-Wright 2018 Third Quarter Performance and Full-Year Business Outlook  Net Sales up 5% overall (2% organic) – Driven by strong organic demand in power generation and industrial markets – Benefit of DRG acquisition (+$19M)  Adjusted Operating Income up 6%; Adjusted Operating Margin of 16.5%, up 20 bps – Driven by higher sales and strong profitability in Power segment  Adjusted Diluted EPS of $1.70, up 19% – Reflects higher sales and strong profitability in Power segment and lower tax rate  New Orders down 1%, due to timing; Year-to-date up 6%, led by strong defense orders Third Quarter 2018 Highlights (1) (2) FY 2018 Guidance Highlights (1) (2)  Raised Full-Year 2018 Adjusted Diluted EPS range by $0.10 to $6.10 - $6.25 – Expect higher sales in all end markets – Double-digit growth in operating income and continued margin expansion (up 60-80 bps vs. 2017)  Raised Adjusted Free Cash Flow guidance range by $10 million to $310 - $330 million – Adjusted FCF conversion ~115% Notes: 1) Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted. 2) Adjusted operating income, operating margin and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions.

3Q 2018 End Market Sales Growth

	3Q'18 Change	% of Total Sales
Aero Defense	(1%)	16%
Ground Defense	(11%)	4%
Naval Defense	12%	20%
Total Defense Including Other Defense	**4%**	**40%**
Commercial Aero	(3%)	17%
Power Generation	15%	18%
General Industrial	5%	25%
Total Commercial	**5%**	**60%**
Total Curtiss-Wright	**5%** 2% organic	**100%**

Key Drivers

Defense Markets (4% sales growth, (3%) organic)

- **Aerospace Defense:** Higher sales of flight test equipment on fighter jet programs, more than offset by lower embedded computing sales on helicopter and UAV programs
- **Ground Defense:** Lower embedded computing sales on various domestic and int'l ground programs
- **Naval Defense:** Higher aircraft carrier revenues and contribution from DRG acquisition

Commercial Markets (5% sales growth, ~5% organic)

- **Commercial Aerospace:** Higher sales of sensors and controls products, more than offset by lower revenues from FAA directives
- **Power Generation:** Higher China Direct AP1000 and nuclear aftermarket revenues
- **General Industrial:** Solid demand for industrial valves and controls products, and surface treatment services

Notes:

Percentages in chart relate to Third Quarter 2018 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

4 | October 31, 2018 | © 2018 Curtiss-Wright

CURTISS-WRIGHT

5 | October 31, 2018 | © 2018 Curtiss-Wright 3Q 2018 Adjusted Operating Income / Margin Drivers ($ in millions) 3Q’18 Adjusted(1) 3Q’17 Adjusted(1) Change vs. 2017 Adjusted(1) Key Drivers Commercial / Industrial Margin $44.8 15.2% $46.7 15.9% (4%) (70 bps)  Unfavorable mix  Lower sales and unfavorable absorption in sensors and controls business  Benefit of Op margin improvement initiatives, including savings from prior restructuring actions Defense Margin 33.6 24.3% 33.6 23.7% 0% 60 bps  Unfavorable absorption  Favorable FX Power Margin 29.5 18.2% 17.8 13.5% 66% 470 bps  China Direct AP1000: Higher sales and improved profitability Total Segments Adjusted Operating Income $107.9 $98.1 10% Corp & Other ($9.6) ($5.6) (70%)  Higher pension costs Total CW Adjusted Op Income Margin $98.3 16.5% $92.4 16.3% 6% 20 bps 1) Adjusted operating income and operating margin exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs. Note: Amounts may not add down due to rounding.

6 | October 31, 2018 | © 2018 Curtiss-Wright 2018E End Market Sales Growth (Guidance as of October 30, 2018) FY2018E (Prior) FY2018E (Current) % of Total Sales Aero Defense 11 - 13% 8 - 10% 16% Ground Defense 0 - 2% No change 4% Naval Defense 20 - 22% 19 - 21% 20% Total Defense Including Other Defense 13 - 15% (6 - 8% organic) 12 - 14% (4 - 6% organic) 40% Commercial Aero 0 - 2% No change 17% Power Generation 2 - 4% No change 18% General Industrial 8 - 10% No change 25% Total Commercial 3 - 5% No change 60% Total Curtiss-Wright 8 - 9% (5 - 6% organic) 7 - 9% (4 - 6% organic) 100% Note: Amounts may not add down due to rounding. Updated (in blue)

2018E Financial Outlook (Guidance as of October 30, 2018)

Updated (in blue)

($ in millions)	2017 Adjusted [(1)]	2018 Adjusted [(1)] (Prior)	Operational Changes	2018 Adjusted [(1)] (Current)	2018 Change vs 2017 Adjusted [(1)]
Commercial / Indus	$1,163	$1,213 - 1,233		$1,213 - 1,233	4 - 6%
Defense	$555	$575 - 585	($15M)	$560 - 570	1 - 3%
Power	$553	$657 - 667		$657 - 667	19 - 21%
Total Sales	**$2,271**	**$2,445 - 2,485**	**($15M)**	**$2,430 - 2,470**	**7 - 9%**
Commercial / Indus Margin	$168 14.5%	$183 - 188 15.1% - 15.2%	($3) (30 bps)	$180 - 185 14.8% - 15.0%	7 - 10% +30 - 50 bps
Defense Margin	$119 21.4%	$124 - 127 21.5% - 21.7%	$2 +90 bps	$126 - 129 22.4% - 22.6%	5 - 8% +100 - 120 bps
Power Margin	$81 14.7%	$99 - 102 15.1% - 15.3%	$3 +40 bps	$102 - 105 15.5% - 15.7%	26 - 29% +80 - 100 bps
Corporate and Other	($34)	($34 - 35)	($2)	($36 - 37)	(7 - 10%)
Total Op. Income **CW Margin**	**$335** **14.7%**	**$371 - 382** **15.2% - 15.4%**	**+10 bps**	**$371 - 382** **15.3% - 15.5%**	**11 - 14%** **+60 - 80 bps**

Note: Amounts may not add down due to rounding.

1) Adjusted operating income and operating margin exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs associated with the acquisitions of DRG in 2018 (Power segment) and TTC in 2017 (Defense segment).

7 | October 31, 2018 | © 2018 Curtiss-Wright

CURTISS-WRIGHT

8 | October 31, 2018 | © 2018 Curtiss-Wright 2018E Financial Outlook (Guidance as of October 30, 2018) Note: Amounts may not add down due to rounding. 1) Adjusted operating income and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions. 2) Full-year 2018 effective tax rate guidance includes the impacts of the Tax Cuts and Jobs Act. Updated (in blue) ($ in millions, except EPS) 2017 Adjusted (1) 2018 Adjusted (1) (Prior) Operational Changes 2018 Adjusted (1) (Current) 2018 Change vs 2017 Adjusted (1) Total Operating Income $335 $371 - 382 $371 - 382 11 - 14% Other Income/(Expense) $16 $15 $15 Interest Expense ($41) ($35 - 36) ($35 - 36) Provision for Income Taxes(2) ($88) ($84 - 87) $3 ($81 - 83) Effective Tax Rate(2) 28.3% 24.0% (1.0%) 23.0% Diluted EPS(2) $4.96 $6.00 - 6.15 $0.10 $6.10 - 6.25 23 - 26% Diluted Shares Outstanding 44.8 44.6 (0.1) 44.5

9 | October 31, 2018 | © 2018 Curtiss-Wright 2018E Financial Outlook (Guidance as of October 30, 2018) Updated (in blue) ($ in millions) 2018 Reported (Prior) Operational Changes 2018 Reported (Current) Adjustments(2) 2018 Adjusted (2) (Current) Free Cash Flow(1) $250 - 270 $10 $260 - 280 $50 $310 - 330 Free Cash Flow Conversion(1) 93 - 98% 96 - 101% 114 - 119% Capital Expenditures $50 - 60 $50 - 60 $50 - 60 Depreciation & Amortization $105 - 115 $105 - 115 $105 - 115 Notes: 1) Free Cash Flow is defined as cash flow from operations less capital expenditures. Free Cash Flow Conversion is calculated as free cash flow divided by net earnings from continuing operations. 2) Adjusted Free Cash Flow excludes a voluntary contribution to the Company’s corporate defined benefit pension plan of $50 million in 2018. Adjusted free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations. Targets:  Minimum free cash flow of $250 Million (unchanged)  Average free cash flow conversion of at least 110% (previously >125%) – Change due to expectations for higher than expected net income due to reduced corporate tax rate

10 | October 31, 2018 | © 2018 Curtiss-Wright Positioned to Deliver Strong 2018 Results  Synchronized sales growth, up 7 - 9% – Up 4 - 6% organic, increases in all end markets  Continued operating margin expansion, up 60 - 80 bps – Adjusted operating margin of 15.3 - 15.5% – Driven by higher sales and benefit of ongoing margin improvement initiatives  Strong growth in adjusted diluted EPS, up 23 - 26%  Solid adjusted free cash flow, with FCF conversion >115% – Driven by efficient working capital management  Committed to a balanced capital allocation strategy Notes: 1) Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted. 2) Adjusted operating income, operating margin and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions. 3) Adjusted Free Cash Flow is defined as cash flow from operations less capital expenditures, and excludes a voluntary contribution to the Company’s corporate defined benefit pension plan of $50 million in 2018. Any

11 | October 31, 2018 | © 2018 Curtiss-Wright Appendix Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. Beginning with the second quarter of 2018, coinciding with the initial reporting of the DRG acquisition, the Company elected to present its financials and guidance on an Adjusted, non-GAAP basis for operating income, operating margin, net earnings and diluted earnings per share to exclude first year purchase accounting costs associated with its acquisitions, specifically one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions. Management believes that this approach will provide improved transparency to the investment community in order to measure Curtiss-Wright’s core operating and financial performance, provide quarter-over-quarter comparisons excluding one-time items and show better comparisons among company peers. Reconciliations of non-GAAP to GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Income and Diluted EPS These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs.

12 | October 31, 2018 | © 2018 Curtiss-Wright ($ Millions) Naval Aerospace Industrial Vehicles Ground Industrial Controls Other Industrial Valves Surface Tech Services Total CW End Markets $2,430 - 2,470 UP 7 - 9% Non-Nuclear 60% Surface Tech Services Commercial Markets 40% Defense Markets Commercial Aerospace Aircraft Equipment Power Generation Aftermarket Nuclear New Build / AP1000 General Industrial 20% 16% 4% <1% 17% 70% 30% 20% 18% 61% 28% 11% 25% 33% 26% 21% 2018E End Market Sales Waterfall (Guidance as of October 30, 2018) Guidance: Defense Markets up 12-14% (up 4-6% organic) Comm’l Markets up 3-5% Industrial Controls: Medical Mobility, Industrial Automation equipment, Sensors and Controls Industrial Vehicles: “Own the Cab” strategy 49% On-highway, 51% Off-Highway Industrial Valves: 65% O&G, 35% Chem/Petro; 75% MRO, 25% projects Non-Nuclear: Surface Technologies services (peening, coatings); Fossil power gen equipment Note: Percentages in chart relate to Full-Year 2018 sales.

2018E Financial Outlook (Guidance as of Oct. 30, 2018)

Updated (in blue)

($ in millions)	2017 Adjusted (Non-GAAP) [1]	2018 Prior Reported (GAAP)	Change in Acquisition Valuation Estimates	Operational Changes	2018 Updated Reported (GAAP)	Adjustments [1]	2018 Current Adjusted (Non-GAAP) [1]	2018 Change vs 2017 Adjusted [1]
Commercial / Ind	$1,163	$1,213 - 1,233			$1,213 - 1,233		$1,213 - 1,233	4 - 6%
Defense	$555	$575 - 585		($15)	$560 - 570		$560 - 570	1 - 3%
Power	$553	$657 - 667			$657 - 667		$657 - 667	19 - 21%
Total Sales	**$2,271**	**$2,445 - 2,485**		**($15)**	**$2,430 - 2,470**		**$2,430 - 2,470**	**7 - 9%**
Commercial / Ind Margin	$168 14.5%	$183 - 188 15.1% - 15.2%		($3) (30 bps)	$180 - 185 14.8% - 15.0%		$180 - 185 14.8% - 15.0%	7 - 10% +30 - 50 bps
Defense Margin	$119 21.4%	$124 - 127 21.5% - 21.7%		$2 +90 bps	$126 - 129 22.4% - 22.6%		$126 - 129 22.4% - 22.6%	5 - 8% +100 - 120 bps
Power Margin	$81 14.7%	$85 - 87 12.9% - 13.1%	$6 +90 bps	$3 +40 bps	$94 - 97 14.2% - 14.4%	$8 +130 bps	$102 - 105 15.5% - 15.7%	26 - 29% +80 - 100 bps
Corporate and Other	($34)	($34 - 35)		($2)	($36 - 37)		($36 - 37)	(7 - 10%)
Total Op. Income **CW Margin**	**$335** **14.7%**	**$357 - 367** **14.6% - 14.8%**	**$6** **+20 bps**	**+10 bps**	**$363 - 373** **14.9% - 15.1%**	**$8** **+40 bps**	**$371 - 382** **15.3% - 15.5%**	**11 - 14%** **+60 - 80 bps**

Note: Amounts may not add down due to rounding.

1) Adjusted operating income and operating margin exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs associated with the acquisitions of DRG in 2018 (Power segment) and TTC in 2017 (Defense segment).

13 | October 31, 2018 | ©2018 Curtiss-Wright

CURTISS-WRIGHT

14 | October 31, 2018 | © 2018 Curtiss-Wright 2018E Financial Outlook (Guidance as of Oct. 30, 2018) Note: Amounts may not add down due to rounding. 1) Adjusted operating income and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions. 2) Full-year 2018 effective tax rate guidance includes the impacts of the Tax Cuts and Jobs Act. Updated (in blue) ($ in millions, except EPS) 2017 Adjusted (Non-GAAP) (1) 2018 Prior Reported (GAAP) Change in Acquisition Valuation Estimates Operational Changes 2018 Updated Reported (GAAP) Adjustments(1) 2018 Current Adjusted (Non-GAAP) (1) 2018 Change vs 2017 Adjusted (1) Total Operating Income $335 $357 - 367 $6 $363 - 373 $8 $371 - 382 11 - 14% Other Income/(Expense) $16 $15 $15 $15 Interest Expense ($41) ($35 - 36) ($35 - 36) ($35 - 36) Provision for Income Taxes(2) ($88) ($81 - 83) ($1) $3 ($79 - 81) ($2) ($81 - 83) Effective Tax Rate(2) 28.3% 24.0% (1.0%) 23.0% 23.0% Diluted EPS(2) $4.96 $5.75 - 5.90 $0.11 $0.10 $5.96 - 6.11 $0.14 $6.10 - 6.25 23 - 26% Diluted Shares Outstanding 44.8 44.6 (0.1) 44.5 44.5

15 | October 31, 2018 | © 2018 Curtiss-Wright Non-GAAP Reconciliation – Organic Results Organic Revenue and Organic Operating Income The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months. Note: Amounts may not add due to rounding Three Months Ended September 30, 2018 vs. 2017 Commercial/Industrial Defense Power Total Curtiss-Wright Sales Operating income Sales Operating income Sales Operating income Sales Operating income Organic 1% (5%) (2%) (3%) 8% 50% 2% 2% Acquisitions 0% 0% 0% 0% 15% 9% 3% 2% Foreign Currency (1%) 1% (1%) 3% 0% 0% 0% 1% Total 0% (4%) (3%) 0% 23% 59% 5% 5% Nine Months Ended September 30, 2018 vs. 2017 Commercial/Industrial Defense Power Total Curtiss-Wright Sales Operating income Sales Operating income Sales Operating income Sales Operating income Organic 3% 11% 4% 41% 1% 14% 3% 21% Acquisitions 0% 0% 0% 0% 10% (4%) 2% (1%) Foreign Currency 2% 1% 1% (1%) 0% 0% 1% 0% Total 5% 12% 5% 40% 11% 10% 6% 20%

16 | October 31, 2018 | © 2018 Curtiss-Wright Non-GAAP Reconciliations – 3Q 2018 Results (In millions, except EPS) 3Q-2018 3Q-2017 Change Sales $ 595.4 $ 567.9 5% Reported operating income (GAAP) $ 97.0 $ 92.4 5% Adjustments (1) 1.3 0.0 - Adjusted operating income (Non-GAAP) $ 98.3 $ 92.4 6% Adjusted operating margin (Non-GAAP) 16.5% 16.3% 20 bps Reported net earnings (GAAP) $ 74.5 $ 63.9 16% Adjustments (1) 1.3 <0.1 - Tax impact on Adjustments (1) (0.3) (0.0) - Adjusted net earnings (Non-GAAP) $ 75.5 $ 64.0 18% Reported diluted EPS (GAAP) $ 1.68 $ 1.43 17% Adjustments (1) $0.03 $0.00 - Tax impact on Adjustments (1) ($0.01) ($0.00) - Adjusted diluted EPS (Non-GAAP) $ 1.70 $ 1.43 19% (1) Includes one-time Inventory Step-up, Backlog Amortization and Transaction costs for current and prior year acquisitions.

17 | October 31, 2018 | © 2018 Curtiss-Wright Non-GAAP Reconciliation – 2018 Guidance